UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 17, 2007
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)		(ZIP Code)

Registrant's telephone number, including area code: (818) 223-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On October 17, 2007, The Ryland Group, Inc. (the “Company”) amended its unsecured revolving credit facility (the “Credit Agreement”).  The First Amendment to Credit Agreement (the “Amendment”) was entered into among the Company, the lenders listed therein, and J.P. Morgan Chase Bank, N.A., as Administrative Agent, and is attached hereto as Exhibit 10.1.  The Amendment, among other things: a) decreased the Company’s borrowing availability from $1.1 billion to $750.0 million; b) deleted the minimum interest coverage covenant; c) increased its pricing grid, which is based on the Company’s leverage ratio and public debt rating; d) decreased its leverage ratio to a maximum of 57.5 percent; e) reset the consolidated tangible net worth base amount; f) provided a pricing premium and leverage ratio reduction if the Company’s interest coverage ratio is less than 2.0 to 1.0; g) changed certain definitions which affect the method for calculating EBITDA, the interest coverage ratio and the leverage ratio; h) reclassified the Company’s insurance service subsidiaries to be included with its financial service segment subsidiaries and provided a separate guarantee limitation; and i) provided for an amendment fee of five basis points.  The Credit Agreement maturity date and the uncommitted accordion feature remain unchanged at January 2011 and $1.5 billion, respectively.

A copy of the press release issued today by the Company announcing the Amendment is attached hereto as Exhibit 99.  The information included in Exhibit 99 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit 10.1	First Amendment to Credit Agreement, dated as of October 17, 2007
Exhibit 99	Press release dated October 17, 2007, announcing the amendment to the Company’s Revolving Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: October 17, 2007	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of October 17, 2007
99	Press release dated October 17, 2007, announcing the amendment to the Company’s Revolving Credit Facility